UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 304-5050

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	DSGR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On May 19, 2023, Distribution Solutions Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). There were 21,121,570 shares of common stock entitled to be voted, of which 20,654,665 shares or 97.8% were represented in person or by proxy at the Annual Meeting.

(b) The Company’s stockholders voted on four proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2023, and the final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

(i) Proposal One: The following directors were elected to the Company’s Board of Directors (the “Board”), and the voting for each director was as follows:

Nominee	For	Withheld
Andrew B. Albert	19,347,650	1,307,015
I. Steven Edelson	19,878,621	776,044
Lee S. Hillman	19,876,438	778,227
J. Bryan King	19,619,864	1,034,801
Mark F. Moon	19,882,434	772,231
Bianca A. Rhodes	19,872,803	781,862
M. Bradley Wallace	19,907,372	747,293
Robert S. Zamarripa	19,906,378	748,287

(ii) Proposal Two: BDO USA, LLP was ratified as the Company’s independent registered public accounting firm for 2023 by the following vote:

For	Against	Abstain
20,653,212	1,401	52

(iii) Proposal Three: The advisory, non-binding vote on executive compensation was approved by the following vote:

For	Against	Abstain	Broker Non-Voters
19,908,094	7,947	957	737,667

(iv) Proposal Four: The advisory, non-binding vote on the frequency of holding future advisory stockholder votes to approve the compensation of the Company’s named executive officers was approved to be every one year, and the voting was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Voters
19,528,395	28,320	340,814	19,469	737,667

While this advisory vote on the frequency of future advisory stockholder votes on the compensation of the Company’s named executed offices is not binding on the Company’s Board, the Board expects to consider the results of the vote on this item at its next regular meeting. The Company will disclose such determination on the frequency of future advisory stockholder votes on the compensation of the Company’s named executive officers in an amendment to this Current Report on Form 8-K to be filed within 150 days of the Annual Meeting in accordance with Item 5.07(d) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC. (Registrant)

Date: May 24, 2023	By:	/s/ Richard D. Pufpaf
	Name:	Richard D. Pufpaf
	Title:	Senior Vice President, Secretary, General Counsel and Chief Compliance Officer